Share Based Payments	6 Months Ended
Jun. 30, 2026
Share Based Payments [Abstract]
SHARE BASED PAYMENTS
10.	SHARE BASED PAYMENTS

On September 3, 2025, the extraordinary general meeting of shareholders approved the 2025 Equity Incentive Plan of the Company, under which the Company is authorized to deliver an aggregate of 4,679,322 restricted shares to eligible directors, officers, managers, employees, consultants and advisors (and prospective directors, officers, managers, employees, consultants and advisors) of the Company from time to time.

In March 2024, the Group granted an aggregate of 1,200,000 ordinary shares with a fair value of $1,332, determined using the closing price of $1.1 on March 20, 2024, to one service provider. The value of these shares is being amortized over the service period of two years starting from April 1, 2024. During the six months ended June 30, 2025 and 2026, the Group recorded $333 and $148 share-based compensation expense related to services, respectively.